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                                                                    Exhibit 31.1

                                  CERTIFICATION

I, Michael J. Andrews, certify that:

1. I have reviewed this annual report on Form 10-K/A of MicroIslet, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 24, 2008
                                            /s/ Michael J. Andrews
                                            -----------------------------------
                                            Michael J. Andrews
                                            Chief Executive Officer and
                                            Acting Chief Financial Officer
                                            (Principal Executive Officer and
                                             Principal Financial Officer)